Exhibit 10.5

                                  IDACORP, Inc.
                 2000 Long-Term Incentive and Compensation Plan
         Form of Restricted Stock Award Agreement (performance vesting)



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                                  IDACORP, Inc.

                 2000 LONG-TERM INCENTIVE AND COMPENSATION PLAN

                          [DATES] PERIOD OF RESTRICTION

                 RESTRICTED STOCK AWARD AGREEMENT (Performance)



                                     [Date]



[Name]
[Address]



In accordance with the terms of the IDACORP, Inc. 2000 Long-Term Incentive and Compensation Plan (the "Plan"), pursuant to action of the Compensation Committee (the "Committee") of the Board of Directors, IDACORP, Inc. (the "Company") hereby grants to you (the "Participant"), subject to the terms and conditions set forth in this Restricted Stock Award Agreement (including Annex A hereto and all documents incorporated herein by reference), an award of restricted shares of Company common stock (the "Restricted Stock"), as set forth below:

Date of Grant:
Number of Shares of Restricted Stock:
Period of Restriction:                   Date of Grant through ________________

Performance Goal:                        Cumulative  earnings per share ("CEPS")
                                         for the calendar  years ____,  ____ and
                                         ____,  as  reported  on  the  Company's
                                         audited financial statements

Vesting Schedule:                        If CEPS are less than $____,  no Shares
                                         shall vest;

                                         If  CEPS  are  at  least  $____,   ____
                                         Shares shall


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                                         vest, plus an additional __ Share(s)
                                         for every one cent increase in CEPS
                                         over $____ up to but not including
                                         $____ in CEPS; and

                                         If  CEPS  are  at  least  $____,   ____
                                         Shares    shall   vest   (the   "Target
                                         Award"),    plus   an   additional   __
                                         Share(s)  for every  one cent  increase
                                         in CEPS over $____ up to and  including
                                         $____ in CEPS

                                         Vesting of Shares of Restricted Stock
                                         pursuant to the foregoing schedule
                                         shall occur on ____________ (the
                                         "Vesting Date")

THESE SHARES OF RESTRICTED STOCK ARE SUBJECT TO FORFEITURE AS PROVIDED IN ANNEX A AND THE PLAN.

Further terms and conditions of the Award are set forth in Annex A hereto, which is an integral part of this Restricted Stock Award Agreement.

All terms, provisions and conditions applicable to the Award set forth in the Plan and not set forth herein are hereby incorporated by reference herein. To the extent any provision hereof is inconsistent with the Plan, the Plan will govern. The Participant hereby acknowledges receipt of a copy of this Restricted Stock Award Agreement including Annex A hereto and a copy of the Plan and agrees to be bound by all the terms and provisions hereof and thereof.


IDACORP, Inc.


By:______________________________


Agreed:
------

---------------------------

Attachment:  Annex A



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                                     ANNEX A

                                       TO

                                  IDACORP, Inc.

                 2000 LONG-TERM INCENTIVE AND COMPENSATION PLAN

                 RESTRICTED STOCK AWARD AGREEMENT (performance)

     It is understood and agreed that the Award of Restricted Stock evidenced by the Restricted Stock Award Agreement to which this is annexed is subject to the following additional terms and conditions:

1. Forfeiture and Transfer Restrictions.

     A. Forfeiture Restrictions. Except as provided otherwise in Section 2 of this Annex A, if the Participant's [employment][service] is terminated during the Period of Restriction, the Shares of Restricted Stock subject to this Award shall be forfeited as of the date of termination.

     B. Transfer Restrictions. The Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated during the Period of Restriction.

2. Termination of [Employment][Service]. If the Participant's [employment][service] is terminated during the Period of Restriction (i) due to the Participant's death or Disability or (ii) due to the Participant's retirement with the approval of the Committee, the Restricted Stock shall vest, if at all, on the Vesting Date in accordance with the Vesting Schedule set forth in the Restricted Stock Award Agreement, but the number of Shares that vests shall be reduced by multiplying the total number of Shares of Restricted Stock that vested times a fraction, the numerator of which is the total number of months (with any partial month treated as a whole month) remaining in the Period of Restriction as of the date of such termination of [employment][service] and the denominator of which is the total number of whole months in the Period of Restriction. For purposes of this Section 2, determination of whether a Participant's employment is terminated due to the Participant's retirement shall be made in the sole discretion of the Committee and the Committee's determination shall be final.

3. Vesting of Restricted Stock. Except as provided otherwise in Article 14 of the Plan and Sections 1 or 2 of this Annex A, the Restricted Stock shall vest in accordance with the Vesting Schedule set forth in the Restricted Stock Award Agreement. Any Shares that do not vest shall be forfeited.

4. Voting Rights, Dividends and Custody. The Participant shall be entitled to vote and receive regular cash dividends paid with respect to the Shares subject to this Award during the Period of Restriction; provided, however, that in no event shall the Participant vote or receive


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dividends paid with respect to any forfeited Shares on or after the date of forfeiture. The Shares subject to this Award shall be registered in the name of the Participant and held in the Company's custody during the Period of Restriction.

5. Tax Withholding. The Company may make such provisions as are necessary for the withholding of all applicable taxes on the Restricted Stock, in accordance with Article 16 of the Plan. With respect to the minimum statutory tax withholding required with respect to the Restricted Stock, the Participant may elect to satisfy such withholding requirement by having the Company withhold Shares from this Award.

6. Ratification of Actions. By accepting this Award or other benefit under the Plan, the Participant and each person claiming under or through him shall be conclusively deemed to have indicated the Participant's acceptance and ratification of, and consent to, any action taken under the Plan or the Award by IDACORP, Inc.

7. Notices. Any notice hereunder to IDACORP, Inc. shall be addressed to its office at 1221 West Idaho Street, Boise, Idaho 83702; Attention: Corporate Secretary, and any notice hereunder to the Participant shall be addressed to him at the address specified on the Restricted Stock Award Agreement, subject to the right of either party to designate at any time hereafter in writing some other address.

8. Definitions. Capitalized terms not otherwise defined herein shall have the meanings given them in the Plan.

9. Governing Law and Severability. To the extent not preempted by Federal law, the Restricted Stock Award Agreement will be governed by and construed in accordance with the laws of the State of Idaho, without regard to conflicts of law provisions. In the event any provision of the Restricted Stock Award Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Restricted Stock Award Agreement, and the Restricted Stock Award Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.